Non-GAAP Measures
Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

ProAssurance: Quick Facts
  Market Cap: $1.9 Billion / Equity: $1.3 Billion
  Fifth largest writer of medical liability
  Writing business in 30 jurisdictions
  Approximately 39,000 policyholders
  Approximately 33,000 physicians & dentists
  Approximately 5,400 attorneys
  Majority in small or solo practice
  Highly rated by A. M. Best and Fitch

ProAssurance: Our Challenges
  The soft market
  Finding profitable growth opportunities
  Maintaining operational discipline in the face of
 irrational competitors
  The financial markets
  Balancing risk vs. return
  Ensuring enduring balance sheet strength

The Soft Market Challenge:
Finding Profitable Growth
The Soft Market Challenge:
Finding Profitable Growth

Finding Profitable Growth
  The Challenges
  We take a long-term view
  We focus on the bottom line
  We will reluctantly turn away unprofitable business
  We understand Wall Street’s expectation
 for top line growth
  But not at any price

  ProAssurance was
 formed by the
 combination of two
 successful companies
 with a history of M & A
Profitable Growth Through M & A
  ProAssurance has been built through M & A

  Each company brought
 multiple transactions
 into ProAssurance at
 our founding in 2001
Profitable Growth Through M & A
  ProAssurance has been built through M & A

  We have continued to
 grow through M & A
  NCRIC in the mid-
 Atlantic
  PIC-Wisconsin in the
 upper Midwest
Profitable Growth Through M & A
  ProAssurance has been built through M & A

  We carefully evaluate
 the medical and legal
 climate of each state
 before entering
  We are the market
 leaders in AL, DE, DC,
 OH, & WI
Denovo Growth Also Plays a Role
  We have added states as opportunities arose

New Transactions Strengthen Us
  The PICA Group
  Leading insurer of podiatric physicians nationwide
  Market share: approximately 70%
  2007 Premiums: $99 million
  Profitable
  Well managed
  Low integration risk
  Joining PRA through a sponsored demutualization
  Will operate as a stand-alone subsidiary

  9,800 DPMs
  6,800 other providers
  93% Direct
  Largest States:
  CA, FL, NY, IL, TX
11%
7%
9%
7%
8%
PICA’s Business Profile
PICA’s Business Profile
Adding the PICA Group
  Expands our footprint nationwide
  Adds ~$99 mln premium and 16,600 insureds

New Transactions Strengthen Us
  Georgia Lawyers Insurance Company
  A leading insurer of Georgia attorneys
  2007 Premiums: $5.5 million
  Solidifies our presence in the legal professional
 liability market

  GLIC: 2,700 lawyers
  Most small and
 mid-size firms
  Existing legal book is
 5,400 attorneys in 2,8oo
 law firms
  2007 Premium:
 $10.4 million
Adding Georgia Lawyers Insurance

  Greyhawk (Phoenix)
  AZ, CA, CO, NV,
 WA
  ProLawyer (Philadelphia)
  DE, DC, MD, NJ,
 PA, VA
Adding Dedicated Agents for Lawyers

The Soft Market Challenge:
Maintaining Operational Discipline
The Soft Market Challenge:
Maintaining Operational Discipline

Maintain Operational Discipline
  The Challenge
  Irrational competitors price their product to protect
 their top line and market share
  Mortgaging their future for the status quo
  We compete by offering real service and solid
 financial security

  Our local presence
 retains the benefits of
 our M & A transactions
 through long-term
 customer relationships
  Efficiencies gained
 from consolidated
 “back-room” operations
Claims / Underwriting Offices
Claims / Underwriting Offices
Operational Discipline: Strategy
  Local knowledge remains the key to profitable
 professional liability insurance

Operational Discipline: Strategy
  Apply an overall corporate strategy that
 recognizes state-by-state differences
  Loss trends allowing more aggressive strategies in
 long-term markets
  Spread risk through geographical
 diversification
  Maintain margin
  More important than top-line volume
  Protect the balance sheet

Operational Discipline: Strategy
  Charge adequate an adequate premium for
 every risk
  Loss-trends drive rates
  Retain historical reserving practices
  Be prepared when the cycle turns

Insureds
Reserves in millions
Strict Underwriting as Claims Peaked.
The Hard Market
NCRIC
Policyholders
PIC Wis
Policyholders
Market Softening
Maintaining Historical Reserving

We try more claims
than any company in
our line of business
We try more claims
than any company in
our line of business
Focus on Claims Defense: Our Core
  We offer our insureds the
 option of an unfettered defense
 of their claim
  Provides a long-term financial
 and marketing advantage
  A key differentiating factor in
 the market as claims data
 becomes public

Favorable
Outcomes:
83%
Favorable
Outcomes:
83%
Favorable
Outcomes:
74%
Favorable
Outcomes:
74%
 ProAssurance Industry Data
Source: The PIAA
Five Year Average
2003 - 2008
Why Claims Strategy Matters

Average Statutory Loss Ratio
2003-2007
Industry
85.9%
Legal
Payments
Loss
Payments
PRA:
81.8%
2005
81.4%
ProAssurance Stand Alone
2005 - 2007
2006
76.0%
 *Source: A. M. Best Aggregates & Averages, Medical Malpractice Predominating
2007
64.3%
Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results

Board / Discipline
Board / Discipline / Med Mal
Med Mal disclosure
legislation proposed
P
P
P
P
P
The Age of Transparency

http://12.150.185.184/dca/simple_search.jsp
The Age of Transparency

The Financial Challenge:
Balancing Risk vs. Return
The Financial Challenge:
Balancing Risk vs. Return

Navigating the Financial Markets
  The Challenges
  Balancing risk vs. return
  Ensuring enduring balance sheet strength

AT
9/30/2008
Stockholder’s Equity
Stockholder’s Equity
96%
96%
Other
Debt
4%
Balancing Risk vs. Return

$3.5 Billion
$3.5 Billion
Portfolio
Portfolio
Fixed Income: 86%
Fixed Income: 86%
Short Term: 9%
Short Term: 9%
Equity and Other
Investments: 3%
Equity and Other
Investments: 3%
BOLI: 2%
BOLI: 2%
AT
9/30/2008
Balancing Risk vs. Return

Asset
Backed:
28%
State/Muni:
44%
Corporate:
19%
BOLI: 2%
Govt/Agency:7%
AT
9/30/2008
Portfolio: Fixed Income
  $3.1 Billion is Fixed Income
  Average fixed maturity
 duration: 4.4 years
  Average tax-equivalent
 yield: 5.41%
  97.6% investment grade
  Weighted average: AA

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9/30/2008

The Financial Challenge:
Ensuring Balance Sheet Strength
The Financial Challenge:
Ensuring Balance Sheet Strength

All $ amounts in billions
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9/30/2008

Y-T-D 2008 Income Statement Highlights
in millions, except per share data
Gross Premiums Written $ 374  $ 440 -15%
Net Investment Income   122  128 -5%
Operating Income $ 127 $ 118 8%
Operating Income/Diluted Share $ 3.73 $ 3.36 11%
Operating Cash Flow $ 142 $ 207 -31%
  September 30,  Y-OVER-Y
 2008  2007 CHANGE

Insurance Leverage
(in millions)
0.9:1
0.9:1
Premiums
to Surplus
Premiums
to Surplus
0.9:1
0.9:1
1:1
1:1
0.7:1
0.7:1
0.5:1
0.5:1
0.5:1
0.5:1
0.3:1
0.3:1

Book Value Each Year End for ProAssurance and Predecessor Companies
Stock Price
Book Value
  CAGR
  Since 1991: 14.4%
  As PRA: 12.5%
Steady Growth Throughout The Cycles
  CAGR
  Since 1991: 15.7%
  As PRA: 15.8%
  Return
  Total: 1331%
  5 Yr: 140%
  10 Yr: 240%

Summary:
Prepared to Meet the Challenges
Summary:
Prepared to Meet the Challenges

ProAssurance
  Concentrating on shareholder value
  Growing Book Value per Share
  Focused on the long-term
  Maintaining leading market position
  Protecting the balance sheet
  Building strength for the next cycle turn
  Evaluating all M & A opportunities

ProAssurance
  Proven success throughout the cycles
  Disciplined pricing and underwriting
  Consistent reserving policy
  Proven claims strategy
  Balance sheet strength
  Significant share ownership throughout the
 company
  Demonstrated commitment to a long-term
 view of a complicated business

Appendix: Investments
Appendix: Investments

$ in 000’s
Performance by Quarter Q1, 2005 - Q3, 2008
AT
9/30/2008
Equities & Other Investments

AT
9/30/2008
Portfolio: Municipals $1.4B
  Current investment policy
 requires investment grade
 rating prior to apply the
 effect of insurance

  Whole Loan LTV: 59%
  Alt-A LTV: 63%
  Further Details Provided
 on Sub-Prime and
 CMBS in our handouts
 and today’s 8K
AT
9/30/2008

AT
9/30/2008
  Further Details Provided
 on Sub-Prime and
 CMBS in our handouts
 and today’s 8K
Portfolio: Corporate

Tax Notes are private
placements guaranteed by
banks & secured by Sec 42 tax
credits
AT
9/30/2008
  Further Details Provided
 on Sub-Prime and
 CMBS in our handouts
 and today’s 8K
Portfolio: Corporate-Financials

AT
9/30/2008
Portfolio: Treasury/GSE

  $524 million
  Average Rating:
 AAA
AT
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Portfolio: FRE and FNM

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Portfolio Overview: Short Term

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Portfolio Overview: BOLI

At 9/30/08	Type	Quality
$8.7Mln	Mortgage-Backed	AA+ avg - LTV 73%
$6.1Mln	Home Equity	AA avg
At 09/30/08	Vintage
$7.2 Mln	2004 & Prior
$4.4 Mln	2005
$2.6 Mln	2006
$0.6 Mln	2007
Portfolio Overview: Sub-Prime
  $13.4 million market value in AFS portfolio
  $1.4 million market value in high-yield LP

At 9/30/08	Quality
$191 Mln	AAA
$2 Mln	AA
At 9/30/08	Wtd Avg LTV
85%	<70%
15%	<72%
At 9/30/08	Credit Support
80%	>20%
5%	15% - 20%
13%	10% - 15%
2%	Less than 10%
At 9/30/08	Deal Cumulative Delinquencies
45%	None
27%	0% - 0.5%
20%	0.5% - 1.0%
7%	1.0% - 2.0%
1%	2.0% - 2.2%
At 9/30/08	Debt Service Coverage
78%	>1.5x
22%	>1.3-1.5x
Portfolio Overview: CMBS
  $193 million in non-agency CMBS
  6% of fixed income portfolio

AT
9/30/2008
BofA/ML $25	NRUC $6
Wells/Wach $19	Depfa ACS $5
Morgan Stanley $16	DeutscheBk $5
Citigroup $14	BONY $5
GECC $13	Unilever Cap $4
American Exp $11	Deere Cap $4
JP Morgan $9	FMCC $3
Goldman $8	Boeing Cap $3
Hypotheken Essn $8	Met Life $3
Credit Suisse $7	Blackrock $3
Portfolio: Corporate-Financials
  Top 20 Largest Banks & Financials
 ($ 171 million)

Appendix: Industry History
Appendix: Industry History